EXHIBIT 10.2


















                    1ST COLONIAL NATIONAL BANK

                        STOCK OPTION PLAN
                      FOR OUTSIDE DIRECTORS



                        TABLE OF CONTENTS


                                                           Page

Article


Article 1.     PURPOSE OF THE PLAN ......................... 1

Article 2.     DEFINITIONS ................................. 1

Article 3.     ADMINISTRATION OF THE PLAN .................. 2

Article 4.     COMMON STOCK SUBJECT TO THE PLAN ............ 4

Article 5.     STOCK OPTIONS ............................... 5

Article 6.     ELIGIBILITY ................................. 8

Article 7.     TERM AND EXERCISE OF OPTIONS ................ 8

Article 8.     TERMINATION OF STATUS AS DIRECTOR............ 9

Article 9.     ADJUSTMENT PROVISIONS .......................10

Article 10.     GENERAL PROVISIONS ..........................12



Article 1. PURPOSE OF THE PLAN

     1.1     Purpose - The 1st Colonial National Bank  Stock
Option
                  Plan For Outside Directors (the "Plan") is intended and designed to provide certain directors of 1st Colonial National Bank (the "Bank") with an opportunity to acquire Common Stock of the Bank, thereby giving them a stake in the continued growth and success of the Bank's business.

     1.2     Stock Options to be Granted - Only Nonqualified
                  Stock Options may be granted within the
                  limitations of the Plan herein described.

Article 2. DEFINITIONS

     2.1     "Agreement" - The written instrument evidencing the
                  grant of an Option. A Participant may be issued one or more Agreements from time to time, reflecting one or more Options.

     2.2     "Bank" - 1st Colonial National Bank.

     2.3     "Board" - The Board of Directors of the Bank.

     2.4     "Code" - The Internal Revenue Code of 1986, as
                  amended.

     2.5     "Committee" - The Committee which the Board
                  appoints to administer the Plan.

     2.6     "Common Stock" - The common stock of the Bank
                  ($1.00 par value) as described in the Bank's
                  Articles of Association, or such other stock as shall be substituted therefor.

     2.7     "Director" - Any director of the Bank who is not
                  also, at the time of a grant, a common law employee of the Bank.

     2.8     "Discretionary Option" - A Stock Option granted
                  pursuant to Section 5.1(b) hereof.

     2.9     "Exchange Act" - The Securities Exchange Act of
                  1934, as amended.

     2.10    "Incentive Stock Option" - A Stock Option intended
                  to satisfy the Requirements of Code
                  Section 422(b).

     2.11    "Mandatory Option" - A Stock Option granted
                  pursuant to Section 5.1(a) hereof.

     2.12    "Nonqualified Stock Option" - A stock option other
                  than an Incentive Stock Option.

     2.13    "Optionee" - A Participant who is awarded a Stock
                  Option pursuant to the provisions of the Plan.

     2.14    "Participant" - A Director selected by the
                  Committee to receive a grant of an Option under the Plan.

     2.15    "Plan" - The 1st Colonial National Bank  Stock
                  Option Plan for Outside Directors.

     2.16    "Retirement" - The voluntary termination of an
                  individual as a Director upon or following the attainment of age sixty-five.

     2.17    "Stock Option" or "Option" - An award of a right to
                  purchase Common Stock pursuant to the
                  provisions of the Plan.

Article 3. ADMINISTRATION OF THE PLAN

     3.1     The Committee - The Plan shall be administered by a
                  committee of the Board (the "Committee") composed of two or more members of the Board, all of whom are "outside directors" within the meaning of Code Section 162(m).
                  The Board may from time to time remove
                  members from, or add members to, the
                  Committee.  Vacancies on the Committee,
                  howsoever caused, shall be filled by the Board.

     3.2     Powers of the Committee -

                  (a)     The Committee shall be vested with
                          full authority to make such rules
                          and regulations as it deems
                          necessary or desirable to administer
                          the Plan and to interpret the
                          provisions of the Plan, unless
                          otherwise determined by a majority
                          of the members of the Board.  Any
                          determination, decision or action of
                          the Committee in connection with the
                          construction, interpretation,
                          administration or application of the
                          Plan shall be final, conclusive and
                          binding upon all Optionees and any
                          person claiming under or through an
                          Optionee, unless otherwise
                          determined by a majority of the
                          members of the Board.

                  (b)     Subject to the terms, provisions and
                          conditions of the Plan and subject
                          to review and approval by a majority
                          of the members of the Board, the
                          Committee shall have exclusive
                          jurisdiction to:

                               (i)    determine and select
                                      (except, with respect
                                      to each member of the
                                      Committee, as to
                                      herself or himself),
                                      the Directors to be
                                      granted Discretionary
                                      Options (it being
                                      understood that more
                                      than one Option may be
                                      granted to the same
                                      person);

                               (ii)   determine the number of
                                      shares subject to each
                                      Discretionary Option;

                               (iii)  determine the date or
                                      dates when Discretionary
                                      Options will be granted;

                               (iv)   determine the date or
                                      dates when each Option
                                      may be exercised within
                                      the term of the Option
                                      specified pursuant to
                                      Article 7 of the Plan;
                                      and

                               (v)    prescribe the form,
                                      which shall be
                                      consistent with the
                                      Plan, of the Agreement
                                      evidencing any Options
                                      granted under the Plan.

     3.3     Terms - The grant of an Option under the Plan shall
                  be evidenced by an Agreement and may include any terms and conditions consistent with this Plan, as the Committee may determine.

     3.4     Liability - No member of the Board or the Committee
                  shall be liable for any action or
                  determination made in good faith by the
                  Board or the Committee with respect to this Plan or any Options granted under this Plan.

Article 4. COMMON STOCK SUBJECT TO THE PLAN

     4.1     Common Stock Authorized - The aggregate number of
                  shares of Common Stock for which Options may be granted under the Plan shall not exceed
                  5% of the shares of Common Stock outstanding on the date the Bank opens for business . The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 9 of the Plan.

     4.2     Shares Available - The Common Stock to be issued
                  upon exercise of Options granted under the Plan shall be made available at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock acquired by the Bank, including shares purchased in the open market. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may thereafter be regranted subject to option under the Plan.

Article 5. STOCK OPTIONS

     5.1     Grant of Options; Exercise Price -

                (a) Each Director shall be granted, on the date of his or her election and on each date of his or her reelection (whether at an annual meeting or an adjournment thereof), a Mandatory Option to acquire 750 shares of Common Stock. In the event the Bank's Board shall at any time be classified, for purposes of this Plan, any continuing Director not on the slate for reelection at an annual meeting of the Bank's stockholders shall, notwithstanding such fact, be treated as being reelected at such meeting (or any adjournment thereof).

                (b)     Discretionary Options may also be
                        granted to any Director from time to
                        time, in the discretion of a
                        disinterested majority of the members
                        of the Committee, subject to
                        ratification by a majority of the
                        disinterested members of the Board.
                        Such ratification by the Board shall
                        include a determination, which may be
                        based on an opinion of legal counsel,
                        that such grants do not violate the
                        laws governing corporate self-dealing
                        applicable to the Bank.

                (c)     The exercise price of a Nonqualified
                        Stock Option to purchase a share of
                        Common Stock shall be the fair market
                        value of a share on the grant date, as
                        determined in Section 5.2.  The
                        exercise price shall be subject to
                        adjustment as provided in Article 9 of
                        the Plan.

     5.2     Determination of Fair Market Value -

                (a)     During such time as Common Stock is
                        not listed on an established stock
                        exchange or exchanges but is listed in
                        the NASDAQ National Market System, the
                        fair market value per share shall be
                        the closing sale price for the Common
                        Stock on the day the Option is
                        granted.  If no sale of Common Stock
                        has occurred on that day, the fair
                        market value shall be determined by
                        reference to such price for the next
                        preceding day on which a sale
                        occurred.

                (b)     During such time as the Common Stock
                        is not listed on an established stock
                        exchange or in the NASDAQ National
                        Market System, fair market value per
                        share shall be the mean between the
                        closing dealer "bid" and "asked"
                        prices for the Common Stock for the
                        day of the grant, and if no "bid" and
                        "asked" prices are quoted for the day
                        of the grant, the fair market value
                        shall be determined by reference to
                        such prices on the next preceding day
                        on which such prices were quoted.

                (c)     If the Common Stock is listed on an
                        established stock exchange, the fair
                        market value shall be deemed to be the
                        closing price of Common Stock on such
                        stock exchange on the day the Option
                        is granted or, if no sale of Common
                        Stock has been made on such stock
                        exchange on that day, the fair market
                        value shall be determined by reference
                        to such price for the next preceding
                        day on which a sale occurred.

                (d) In the event that the Common Stock is not traded on an established stock exchange or in the NASDAQ National Market System, and no closing dealer "bid" and "asked" prices are available on the date of a grant, then fair market value will be the price established by the Committee in good faith.

     5.3     Transferability of Options - Unless otherwise
                  designated by the Committee to the contrary, each Option granted under the Plan shall by its terms be non-transferable by the Optionee (except by will or the laws of descent and distribution), and each Option shall be exercisable during the Optionee's lifetime only by the Optionee, his guardian or legal representative or by such other means as the Committee may approve from time to time, provided that, if the Bank is at the time of such approval subject to the provisions of either Section 16(b) of the Exchange Act or Rule 16b-3 thereunder, as either may be amended from time to time (or any law, rule, regulation or other provision that may hereafter replace such Section or
                  Rule), such means is not inconsistent with or contrary to such Section or Rule or replacement thereof. An Optionee may also designate a beneficiary to exercise his or her Options after the Optionee's death. The Committee may amend outstanding Options to provide for transfer, without payment of consideration, to immediate family members of the Optionee or to trusts or partnerships for such family members.

     5.4     Limitation on Grants - Grants to any Director under
                  this Plan, during any period of 12
                  consecutive months, shall not exceed in the aggregate Options to acquire more than 2,500 shares of Common Stock. Such limitation shall be subject to adjustment in the manner described in Article 9 and by giving effect to any adjustment in other Options granted during the relevant 12 month period.

Article 6. ELIGIBILITY

     6.1     Participation - Options shall be granted only to
                  persons who are Directors.

Article 7. TERM AND EXERCISE OF OPTIONS

     7.1     Termination -

                  (a)     Each Option granted under the Plan
                          shall terminate on the date
                          determined by the Committee and
                          approved by a majority of the
                          members of the Board, and specified
                          in the Agreement; provided, however,
                          that no Option shall terminate later
                          than ten years after
                          the date of grant.  Except as
                          otherwise provided in Section 8.4,
                          each Option granted under the Plan
                          shall become exercisable only after
                          the date on which the Optionee has
                          completed 11 months of continuous
                          service as a Director with the Bank
                          immediately following the date of the
                          grant of the Option.  The Committee at
                          its discretion may provide further
                          limitations on the exercisability of
                          Options granted under the Plan.  An
                          Option may be exercised only during
                          the continuance of the Optionee's
                          service as a Director, except as
                          provided in Article 8.

     7.2  Exercise -

          (a) A person electing to exercise an Option shall give written notice to the Bank of such election and of the number of shares he has elected to purchase, in such form as the Committee shall have prescribed or approved, and shall at the time of exercise tender the full purchase price of the shares he has elected to purchase. The purchase price shall be paid in full, in cash, upon the exercise of the Option; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise his Option by tendering to the Bank shares of Common Stock owned by him and having a fair market value equal to the cash exercise price applicable to his Option (with the fair market value of such stock to be determined in the manner provided in Section 5.2 hereof) or by delivering such combination of cash and such shares as the Committee in its sole discretion may approve.

          (b) A person holding more than one Option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise such Options in any order.

          (c) In addition, at the request of the Participant and to the extent permitted by applicable law, the Bank may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Bank the exercise price of the Options being exercised, and the Bank, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such firm.

Article 8.  TERMINATION OF STATUS AS DIRECTOR

     8.1  Retirement - In the event of Retirement, an Option
                shall lapse at the earlier of the expiration of the term of the Option or three months from the date of Retirement.

     8.2  Death or Disability - In the event of termination of
                an individual's status as a Director due to death or disability (as defined in Code
                Section 72(m)), the Option shall lapse at the earlier of the expiration of the term of the Option or three months after termination due to any such cause.

     8.3  Other Termination - In the event of
                termination of an individual's status as a Director for any reason other than is described in Section 8.1 or 8.2, all Options shall lapse as of the date of termination; provided, however, that the Committee may, in its discretion, waive the lapse provisions of
                Section 8.3 and permit the exercise of an Option until a date which is the earlier of the expiration of the term of such Option or up to three months from the date of termination.

Article 9.  ADJUSTMENT PROVISIONS

     9.1  Share Adjustments -

               (a)  In the event that the shares of Common
                    Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Bank or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then, subject to the provisions of Subsection (c) below, there shall be substituted for or added to each share of Common Stock which was theretofore appropriated, or which thereafter may become subject to an Option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

               (b) If there shall be any other change in the number or kind of the outstanding shares of the Common Stock, or of any stock or other securities in which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the members of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

               (c) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Bank to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

     9.2 Corporate Changes - A dissolution or liquidation of the Bank, or a merger or consolidation in which the Bank is not the surviving entity, shall cause each outstanding Option to terminate, except to the extent that another corporation may and does in the transaction assume and continue the Option or substitute its own options.

     9.3 Fractional Shares - Fractional shares resulting from any adjustment in Options pursuant to this
               Article 9 may be settled as a majority of the members of the Board or the Committee (as the case may be) shall determine.

     9.4 Binding Determination - To the extent that the foregoing adjustments relate to stock or securities of the Bank, such adjustments shall be made by a majority of the members of the Board, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Bank to each holder of an Option which shall have been adjusted.

Article 10.  GENERAL PROVISIONS

     10.1 Effective Date - The Plan shall become effective upon its adoption by the Board, provided that any grant of an Option is subject to the approval of the Plan by the stockholders of the Bank within 12 months of the Plan's adoption by the Board.

     10.2 Termination of the Plan - Unless previously terminated by the Board of Directors, the Plan shall terminate on, and no Options shall be granted after, the tenth anniversary of its adoption by the Board.

     10.3  Limitation on Termination, Amendment or Modification

               (a) The Board may at any time terminate, amend, modify or suspend the Plan, provided that without the approval of the stockholders of the Bank no amendment or modification shall be made by the Board which otherwise requires the approval of such stockholders under applicable tax, securities or other law.

               (b) No amendment, modification, suspension or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

     10.4 No Right to Continued Status as Director - Neither anything contained in the Plan or in any instrument under the Plan nor the grant of any Option hereunder shall confer upon any Optionee any right to continue as a Director (or to be nominated for such position) of the Bank.

     10.5 Withholding Taxes - The Bank will require that an Optionee, as a condition of the exercise of an Option, or any other person or entity receiving Common Stock upon exercise of an Option, pay or reimburse any taxes which the Bank may be required to withhold in connection with the exercise of the Option.

     10.6  Listing and Registration of Shares -

                (a)  No Option granted pursuant to the Plan
                     shall be exercisable in whole or in part if at any time a majority of the members of the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to a majority of the members of the Board.

     10.7  Comptroller of the Currency Requirements - If the
                    Bank's capital falls below the minimum
                    requirements of the Office of the
                    Comptroller of the Currency (the "OCC"), the OCC may direct the Bank to require Optionees to either exercise or forfeit their Options granted pursuant to the Plan.